UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 7, 2010
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LIQUID FINANCIAL ENGINES, INC.
(Exact name of registrant as specified in its charter)
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Florida	333-156056	26-3439890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 St. Kilda Road - Level 8, Melbourne, Victoria, Australia 3004
(Address of principal executive offices) (Zip Code)

61-3-8532-2800
(Registrant’s telephone number, including area code)

250 Montgomery Street, Suite 1200, San Francisco, CA 94104
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 7, 2010, Liquid Financial Engines, Inc., a Florida corporation (the “Company”) announced that Mr Craig Michael had been elected as a member of the Company’s Board of Directors, effective as of January 7, 2010.

Mr Michael has not been, or is currently proposing, to be party to related party transactions as outlined in Regulation S-K Item 404(a).

A press release relating Mr Michael’s appointment to the Company’s Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

99.1:     Press Release dated January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID FINANCIAL ENGINES, INC.

		By:	/s/ Peter Lee
		Name:	Peter Lee
		Title:	CFO & Secretary

Date:	January 13, 2010

INDEX TO EXHIBITS

99.1:	Press Release dated January 7, 2010